EXHIBIT  23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 2001, appearing on Page 29 of the Form 10-K for the year ended December 31, 2000, into the Company's previously filed Registration Statements (No. 333-89527 and No. 333-74819) on Form S-8.


/s/  Stewart,  Fowler  &  Stalvey,  P.C.
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STEWART,  FOWLER  &  STALVEY,  PC


Valdosta,  Georgia
March  29,  2001


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